Exhibit 99.2

     A copy of certain financial information of Engineered Wire Products, Inc. ("EWP") is presented below. Such financial information is limited in scope, covers a limited time period and has been prepared solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED MARCH 28, 2004

                               ($'s IN THOUSANDS)

                                                                                 Year to date
   March 2004                                                                     March 2004
-----------------                                                              -----------------
      $4,523              SALES - OUTSIDE CUSTOMERS                                  $11,090
           0              SALES - INTERCOMPANY                                             0
-------------                                                                  --------------

       4,523               NET SALES                                                  11,090

       3,224              VARIABLE PRODUCTION COSTS                                    8,210
-------------                                                                  --------------

       1,299              VARIABLE CONTRIBUTION                                        2,880
-------------                                                                  --------------

         133              MANUFACTURING FIXED COSTS                                      414
          87              DEPRECIATION                                                   261
-------------                                                                  --------------

         220               TOTAL FIXED COSTS                                             675
-------------                                                                  --------------

       1,079                GROSS PROFIT                                               2,205
-------------                                                                  --------------

         195              SELLING EXPENSE                                                472
         181              ADMINISTRATIVE EXPENSE                                         465
-------------                                                                  --------------

         376               TOTAL SELLING & ADMIN.EXPENSE                                 937
-------------                                                                  --------------

         703                OPERATING PROFIT                                           1,268

           0              EARNINGS IN UNCONSOL. SUBSIDIARIES                               0
           0              INTEREST INCOME                                                  0
          22              INTEREST EXPENSE                                               115
           0              OTHER INCOME (EXPENSE)                                           0
           0              GAIN ON SALE OF FIXED ASSETS                                     0
-------------                                                                  --------------

         681                INCOME BEFORE TAXES                                        1,153

         269              INCOME TAXES                                                   455
-------------                                                                  --------------

         412                INCOME FROM OPERATIONS                                       698
           0              ACCOUNTING CHANGE                                                0
           0              MINORITY INTEREST                                                0
-------------                                                                  --------------

-------------                                                                  --------------
        $412                NET INCOME                                                  $698
=============                                                                  ==============

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                 MARCH 28, 2004

                               ($'s IN THOUSANDS)


CURRENT ASSETS:
                CASH                                                        $315
                NOTES & ACCOUNT RECEIVABLE NET                             5,930

               INVENTORIES AT COST                                         4,177
                 LESS LIFO RESERVE                                             0
                                                                   --------------
               INVENTORIES AT LIFO                                         4,177
                                                                   --------------

                PREPAID EXPENSES                                             229
                DEFERRED INCOME TAXES                                          0
                OTHER CURRENT ASSETS                                           0
                                                                   --------------
                 TOTAL CURRENT ASSETS                                     10,651
                                                                   --------------

               PROPERTY PLANT & EQUIPMENT AT COST                         18,663
                  LESS ACCUMULATED DEPRECIATION                           11,731
                                                                   --------------
                    NET PLANT, PROPERTY & EQUIPMENT                        6,932
                                                                   --------------

                OTHER LONG TERM ASSETS                                         0
                                                                   --------------

                  TOTAL  ASSETS                                          $17,583
                                                                   ==============

              LIABILITIES AND EQUITIES:
                REVOLVING LOAN FACILITY                                     $771
                NOTES PAYABLE & CURRENT L.T. DEBT                          1,383
                KCI LOAN ACCOUNT                                              87
                ACCOUNTS PAYABLE                                             212
                ACCRUED LIABILITIES                                          914
                ACCRUED PENSIONS                                              54
                INCOME TAXES PAYABLE                                         455
                                                                   --------------

                                                                   --------------
                   TOTAL CURRENT LIABILITIES                               3,876
                                                                   --------------

                LONG TERM DEBT                                             5,229
                   TOTAL LONG TERM LIABILITIES                             5,229
                                                                   --------------

                   TOTAL EQUITY                                            8,478
                                                                   --------------

              TOTAL LIABILITIES & EQUITY                                 $17,583
                                                                   ==============

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                FOR THE YEAR-TO-DATE PERIOD ENDED MARCH 28, 2004

                                (IN $ THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                                   $698

    PROVISION FOR DEPRECIATION                                 261
    (GAIN) LOSS ON SALE OF ASSETS                                0
    PROVISION FOR BAD DEBT ALLOWANCE                             9
   CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.                (2,699)
     (INCREASE) DECREASE INVENTORY                           2,475
     (INCREASE) DECREASE PREPAID EXPENSES                    3,152
     INCREASE (DECREASE) ACCTS PAY.                           (222)
     INCREASE (DECREASE) ACCRUED PENSIONS                       54
     INCREASE (DECREASE) OTHER LIABILITIES                     187
     OTHER, NET                                                  0
                                                     --------------

 NET ADJUSTMENTS                                             3,217
                                                     --------------

 NET CASH PROVIDED (USED) BY OPERATIONS                      3,915
                                                     --------------

   CASH FLOW FROM INVESTING ACTIVITIES:
     CAPITAL EXPENDITURES                                     (102)
     OTHER, NET                                                  0
                                                     --------------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES             (102)
                                                     --------------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                          (3,226)
    REPAYMENTS OF OTHER DEBT                                  (234)
    PROCEEDS OF OTHER DEBT                                   6,776
    INCREASE (DECREASE) KCI LOAN                            (7,085)
    DIVIDENDS PAID                                               0
                                                     --------------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES           (3,769)
                                                     --------------


 NET INCREASE (DECREASE) IN CASH                                44

 CASH AT BEGINNING OF PERIOD                                   271
                                                     --------------


 CASH AT END OF PERIOD                                         315
                                                     ==============